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Exhibit 21

NOVAMED, INC. SUBSIDIARIES

1.
NovaMed Management of Kansas City, Inc., a Missouri corporation

2.
Blue Ridge NovaMed, Inc., a Missouri corporation

3.
NovaMed Eye Surgery Center (Plaza) L.L.C., a Delaware limited liability company

4.
NovaMed Eye Surgery Center of Overland Park, L.L.C., a Delaware limited liability company

5.
NovaMed Management Services, LLC, a Delaware limited liability company

6.
NovaMed Eye Surgery Center of Maryville, L.L.C., a Delaware limited liability company

7.
NovaMed Eye Surgery Center of North County, LLC, a Delaware limited liability company

8.
NovaMed Eye Surgery Center of New Albany, L.L.C., a Delaware limited liability company

9.
NovaMed of Louisville, Inc., a Kentucky corporation

10.
Midwest Uncuts, Inc., an Iowa corporation

11.
NovaMed Eyecare Research, Inc., a Delaware corporation

12.
NovaMed Eye Surgery and Laser Center of St. Joseph, Inc., a Missouri corporation

13.
NMGK, Inc., an Illinois corporation

14.
NMLO, Inc., a Kansas corporation

15.
NovaMed Eye Surgery Center of Cincinnati, LLC, a Delaware limited liability company

16.
Patient Education Concepts, Inc., a Delaware corporation

17.
NMI, Inc., a Georgia corporation

18.
NovaMed Acquisition Company, Inc., a Delaware corporation

19.
NovaMed Surgery Center of Richmond, LLC, a Delaware limited liability company

20.
NovaMed Surgery Center of River Forest, LLC, a Delaware limited liability company

21.
NovaMed Surgery Center of Colorado Springs, LLC, a Delaware limited liability company

22.
NovaMed of Texas, Inc., a Delaware corporation

23.
NovaMed Surgery Center of Tyler, L.P., a Delaware limited partnership

24.
NovaMed Alliance, Inc., a Delaware corporation

25.
NovaMed Surgery Center of Merrillville, LLC, a Delaware limited liability company

26.
NovaMed Surgery Center of Chicago—Northshore, LLC, a Delaware limited liability company

27.
Blue Ridge Surgical Center, LLC, a Delaware limited liability company

28.
NovaMed Surgery Center of Chattanooga, LLC, a Delaware limited liability company

29.
NovaMed Surgery Center of Nashua, LLC, a Delaware limited liability company

30.
NovaMed Surgery Center of Bedford, LLC, a Delaware limited liability company

31.
NovaMed Surgery Center of Orlando, LLC, a Delaware limited liability company

32.
NovaMed Surgery Center of Oak Lawn, LLC, a Delaware limited liability company

33.
NovaMed Surgery Center of Palm Beach, LLC, a Delaware limited liability company

34.
NovaMed Surgery Center of Fort Lauderdale, LLC, a Delaware limited liability company

35.
NovaMed Surgery Center of Madison, Limited Partnership, a Wisconsin limited partnership

36.
NovaMed of Wisconsin, Inc., a Delaware corporation

37.
NovaMed Pain Management Center of New Albany, LLC, a Delaware limited liability company

38.
The Cataract Specialty Surgical Center, L.L.C., a Michigan limited liability company

39.
NovaMed Surgery Center of Denver, LLC, a Delaware limited liability company

40.
NovaMed Surgery Center of Whittier, LLC, a Delaware limited liability company

41.
Surgery Center of Fremont, LLC, a Delaware limited liability company

42.
NovaMed of Dallas, Inc., a Delaware corporation

43.
NovaMed Surgery Center of Dallas, LP, a Delaware limited partnership

44.
NovaMed of San Antonio, Inc., a Delaware corporation

45.
NovaMed Surgery Center of San Antonio, LP, a Delaware limited partnership

46.
NovaMed Surgery Center of Jonesboro, LLC, a Delaware limited liability company

47.
NovaMed Surgery Center of Laredo, LP, a Delaware limited partnership

48.
NovaMed of Laredo, Inc., a Delaware corporation

49.
NovaMed Surgery Center of Sandusky, LLC, a Delaware limited liability company

50.
Laser and Outpatient Surgery Center, LLC, a Delaware limited liability company

51.
NovaMed Surgery Center of Cleveland, LLC, a Delaware limited liability company

52.
NovaMed Surgery Center of Warrensburg, LLC, a Delaware limited liability company

53.
NovaMed Surgery Center of Sebring, LLC, a Delaware limited liability company

54.
NovaMed Surgery Center of St. Peters, LLC, a Delaware limited liability company

55.
Surgery Center of Kalamazoo, LLC, a Michigan limited liability company

56.
MDnetSolutions, Inc., a Delaware corporation

57.
NovaMed Surgery Center of Baton Rouge, LLC, a Delaware limited liability company

58.
NovaMed of Lebanon, Inc., a Delaware corporation

59.
NovaMed of Bethlehem, Inc., a Delaware corporation

60.
The Center for Specialized Surgery, L.P., a Pennsylvania limited partnership

61.
Surgery Center of Lebanon, L.P., a Pennsylvania limited partnership

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NOVAMED, INC. SUBSIDIARIES